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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT: AUGUST 24, 1999



                               INSILCO HOLDING CO.
             (Exact Name of Registrant as specified in its charter)




         Delaware                       0-24813               06-1158291
         --------                       -------               ----------
(State or other jurisdiction of  (Commission File No.)   (IRS Employer
incorporation or organization)                           Identification Number)



                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468

               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)

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ITEM 5.  OTHER EVENTS.

The Company's press release issued August 24, 1999 is attached as an exhibit and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

           Exhibit No.                    Description

              99 (a)      Press release of the Company issued August 24, 1999.


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               INSILCO HOLDING CO.
                                            -----------------------------------
                                            Registrant



Date:  August 24, 1999                 By:     /s/   Michael R. Elia
                                            -----------------------------------
                                            Michael R. Elia
                                            Sr. Vice President Chief Financial
                                              Officer


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                                  EXHIBIT INDEX



     Exhibit No.           Description


     99 (a)           Press release of the Company issued August 24, 1999.


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